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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549



                                   Form 8-K/A
                                 Amendment No. 1


                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               September 22, 2003
               -------------------------------------------------
               (Date of Report: Date of earliest event reported)


                                 OCIS, Inc.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


          Nevada               333-91436                  26-0014658
---------------------------- -----------------------  --------------------
(State or other jurisdiction (Commission File Number) (IRS Employer ID No.)
 of incorporation)


              2081 South Lakeline Drive, Salt Lake City, Utah 84109
          -------------------------------------------------------------
                    (Address of principal executive office)



Registrant's telephone number, including area code: (801) 467-4566
                                                    --------------

                                NA
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        (Former name or former address, if changed since last report)














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         ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


     OCIS, Inc., a Nevada corporation was informed by its auditor, David T. Thomson, P.C., that it would no longer be engaged in auditing public companies. Accordingly, on November 5, 2002, OCIS engaged the auditing firm of Child, Sullivan & Company to act as OCIS's independent certified public accountant. Child and Sullivan will begin reviewing OCIS's quarterly accounting and 10QSB filings starting with the September 30, 2003, quarter and handle the audit for the December 31, 2003, fiscal year.



     OCIS has never had any disagreement with David T. Thomson, P.C. as to any matter of accounting principles or practices, financial statements disclosure or auditing scope or procedure in connection with its reports. This includes all time frames David T. Thomson, P.C. has served as OCIS's auditors including the time period covering OCIS's most recent fiscal year ended December 31, 2002, which was its first fiscal year end.

     David T. Thomson, P.C. had not issued any adverse opinion or disclaimer of opinion, or modified its opinion as to audit scope, or accounting principles. David T. Thomson, P.C. audit opinion did include an explanatory paragraph discussing an uncertainty as to registrant's ability to continue as a going concern.

     OCIS has had no disagreements with David T. Thomson, P.C., whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to David T. Thomson, P.C.'s satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its report. OCIS had no disagreements or discussions with David T. Thomson, P.C. on any matters of concern to either party. Additionally, David T. Thomson, P.C. had not expressed concern on OCIS's internal accounting controls or on any matters regarding management. OCIS has authorized David T. Thomson, P.C. and Child and Sullivan to discuss any matters regarding OCIS's financial statement and accounting systems. The change in auditors has been approved by OCIS board of directors on November 5, 2003. OCIS has not consulted with Child, Sullivan & Company on any particular accounting issues.

     OCIS has requested David T. Thomson, P.C. and Child, Sullivan & Company, to review the foregoing disclosure and for David T. Thomson, P.C. and Child, Sullivan & Company to provide letters addressed to the Securities an Exchange Commission stating whether they agree with the above statements and, if not, stating in what respects they do not agree. OCIS has attached a copy of David
T. Thomson, P.C. and Child, Sullivan & Company's letters as exhibits to this
8-K.


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                    ITEM 7.  EXHIBITS

     The following exhibits are included as part of this report:

            SEC
Exhibit     Reference
Number      Number            Title of Document                Location
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16          16.01          Letter from David T. Thomson     This filing

16          16.02          Letter from Child, Sullivan &
                           Company                          This Filing


                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                          OCIS, Inc.


                                          By: /s/
                                             ----------------------------
Date: November 13, 2003                      Kirk Blosch, Chief Financial
                                             Officer/Duly Authorized Officer